Supplement, dated February 13, 2006,
                     to the Prospectuses, dated May 2, 2005,
                                       of
               Seligman Income and Growth Fund, Inc. (the "Fund")


Effective immediately, the following information supersedes and replaces the information under the caption "Portfolio Management" beginning on page 6 of each of the Fund's Prospectuses:

Portfolio Management

The Fund is co-managed by Seligman's Core Investment Team headed by Mr. John B. Cunningham, Seligman's Investment Grade Team headed by Mr. Christopher J. Mahony, and Seligman's High-Yield Team headed by Mr. J. Eric Misenheimer.

Mr. Cunningham, a Managing Director and Chief Investment Officer of Seligman, is Vice President and Portfolio Manager of the Fund. He is also Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc. and Tri-Continental Corporation (a closed-end fund) and Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Common Stock Portfolio. Prior to joining Seligman, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management ("SBAM") and Group Head of SBAM's Equity Team. Prior to 2001, he was a Director, Portfolio Manager of SBAM.

Mr. Mahony, a Senior Vice President, Investment Officer of Seligman, is Vice President and a Co-Portfolio Manager of the Fund. He is also Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Investment Grade Fixed Income Fund, Inc., as well as Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman U.S. Government Securities Fund. Mr. Mahony is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Cash Management Portfolio and Investment Grade Fixed Income Portfolio. Before joining Seligman in April 2001, he was Senior Portfolio Manager at Fort Washington Investment Advisors, Inc. located in Cincinnati, Ohio, where he managed all third party investment-grade fixed income portfolios, since 1994.

Mr. Misenheimer, a Managing Director of Seligman, is a Co-Portfolio Manager of the Fund. Mr. Misenheimer is also Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman High-Yield Fund. Before joining Seligman, Mr. Misenheimer was Senior Vice President, Director of Taxable High Yield Fixed Income Investing for Northern Trust Global Investments and was, since July 1999, the management team leader for the Northern High Yield Fixed Income Fund.

Mr. Cunningham generally makes the investment decisions with respect to the equity securities portion of the Fund, including investments in REITs. Mr. Mahony generally makes the investment decisions with respect to investment grade fixed-income securities, and Mr. Misenheimer is responsible for investments in high-yield securities. Mr. Cunningham, in consultation with Messrs. Mahony and Misenheimer, determines the allocation among the available asset classes. Mr. Cunningham, with the assistance of Messrs. Mahony and Misenheimer, considers and makes strategic investments in preferred stocks.

                      Supplement, dated February 13, 2006,
         to the Statement of Additional Information, dated May 2, 2005, of
               Seligman Income and Growth Fund, Inc. (the "Fund")

Capitalized terms used but not defined in this Supplement have the meanings given to such terms in the Statement of Additional Information, dated May 2, 2005 (the "SAI") of the Fund. The following changes are effective as of the date of this Supplement.

The following information is added to page 12 of the SAI, under the caption "Management of the Fund -- Management Information -- INTERESTED DIRECTORS AND PRINCIPAL OFFICERS", which begins on page nine. The table headings have been restated for your convenience.

---------------------------------------------------------------------------------------------------------------

                                                                                                   Number of
                                                                                                  Portfolios
                                 Term of                                                            in Fund
                               Office and       Principal Occupation(s) During Past 5 Years,        Complex
 Name, (Age), Position(s)       Length of                       Directorships                      Overseen
         With Fund            Time Served*                  and Other Information                 by Director
---------------------------------------------------------------------------------------------------------------
J. Eric Misenheimer (44)      October 2005    In addition to his duties with respect to the           N/A
Co-Portfolio Manager             to Date      Fund, he is a Managing Director of Seligman,
                                              head of Seligman's High-Yield Team and Vice
                                              President of Seligman High Income Fund Series
                                              and Portfolio Manager of its Seligman High-Yield
                                              Fund. Formerly, Senior Vice President, Director
                                              of Taxable High Yield Fixed Income Investing for
                                              Northern Trust Global investments and was, since
                                              July 1999, the management team leader for the
                                              Northern High Yield Fixed Income Fund.
---------------------------------------------------------------------------------------------------------------

The following information is added to the table on page 25 of the SAI, under the caption "Portfolio Managers -- Other Accounts Managed By Portfolio Managers", which begins on page 24. The table headings have been restated for your convenience.

---------------------------------------------------------------------------------------------------------------
      Portfolio Manager         Registered Investment      Other Pooled Investment         Other Accounts
                               Companies Vehicles
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
J. Eric Misenheimer**          1 Registered Investment   1 Pooled Investment          2 Other Accounts with
                               Company with              Vehicles with                approximately $120,633
                               approximately $421.6      approximately $18.9          in total assets under
                               million in total assets   million in total assets      management.
                               under management.         under management.
---------------------------------------------------------------------------------------------------------------

**With respect to Mr. Misenheimer, the value of the relevant accounts is provided as of December 31, 2005.

The following information is added to the section entitled "Portfolio Managers -- Compensation" on page 25 of the SAI after the third paragraph.

As compensation for his responsibilities, Mr. Misenheimer is entitled to a base salary and fixed bonus for 2006, and may also receive an additional discretionary bonus. In addition to the above, Mr. Misenheimer is entitled to a performance bonus based on the ranking of Seligman High-Yield Fund (a series of Seligman High Income Fund Series) within the Lipper High Current Yield Funds Universe.

The following information is added at the end of the section entitled "Portfolio Managers -- Securities Ownership" on page 26 of the SAI.

As of January 31, 2006, Mr. Misenheimer owned between $1through $10,000 of the shares of the Fund.